                                                                    Exhibit 21


                             AMOCO CORPORATION

                      SUBSIDIARIES OF THE REGISTRANT
                           AT December 31, 1994

                                                                    Organized
                                                                    Under
                  Company (1)                                       Laws of

   Amoco Canada Petroleum Company Ltd. . . . . . . . . . . . . . .  Canada
     Amoco Canada Energy Ltd . . . . . . . . . . . . . . . . . . .  Canada
     Amoco Canada Resources Ltd. . . . . . . . . . . . . . . . . .  Canada
   Amoco Company . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
     Amoco Chemical Company. . . . . . . . . . . . . . . . . . . .  Delaware
       Amoco Chemical Holding Company. . . . . . . . . . . . . . .  Delaware
         Amoco Chemical Belgium N.V. . . . . . . . . . . . . . . .  Belgium
         Amoco Chemical Malaysia Holding Company . . . . . . . . .  Delaware
         Amoco Chemicals Pty. Limited. . . . . . . . . . . . . . .  Australia
         Amoco Fabrics and Fibers Company. . . . . . . . . . . . .  Delaware
         Amoco Fabrics and Fibers Ltd. . . . . . . . . . . . . . .  Canada
         Amoco Foam Products Company . . . . . . . . . . . . . . .  Delaware
         Amoco International Finance Company . . . . . . . . . . .  Delaware
           Amoco Chemical Asia Pacific Limited . . . . . . . . . .  Hong Kong
         Amoco Olefins Corporation . . . . . . . . . . . . . . . .  Delaware
         Amoco Polymers Inc. . . . . . . . . . . . . . . . . . . .  Delaware
         Propex do Brasil Produtos Sinteticos
           Ltda. . . . . . . . . . . . . . . . . . . . . . . . . .  Brazil
       China American Petrochemical Co., Ltd. (2). . . . . . . . .  Taiwan
       Samsung Petrochemical Co., Ltd. (2) . . . . . . . . . . . .  Korea
     Amoco Leasing Corporation . . . . . . . . . . . . . . . . . .  Delaware
     Amoco Oil Company . . . . . . . . . . . . . . . . . . . . . .  Maryland
       Amoco Oil Holding Company . . . . . . . . . . . . . . . . .  Delaware
         Amoco Enterprises, Inc. . . . . . . . . . . . . . . . . .  Delaware
         Amoco Sulfur Recovery Company . . . . . . . . . . . . . .  Delaware
         Ecova Corporation . . . . . . . . . . . . . . . . . . . .  Nevada
         Omega Oil Company . . . . . . . . . . . . . . . . . . . .  Delaware
     Amoco Pipeline Company. . . . . . . . . . . . . . . . . . . .  Maine
       Amoco Pipeline Holding Company. . . . . . . . . . . . . . .  Delaware
     Amoco Production Company. . . . . . . . . . . . . . . . . . .  Delaware
       Amoco Colombia Petroleum Company. . . . . . . . . . . . . .  Delaware
       Amoco Egypt Gas Company . . . . . . . . . . . . . . . . . .  Delaware
       Amoco Egypt Oil Company . . . . . . . . . . . . . . . . . .  Delaware
         Gulf of Suez Petroleum Company (2). . . . . . . . . . . .  Egypt
       Amoco Energy Trading Corporation. . . . . . . . . . . . . .  Delaware
       Amoco Eurasia Petroleum Company . . . . . . . . . . . . . .  Delaware
         Amoco Caspian Sea Petroleum Company . . . . . . . . . . .  Delaware
       Amoco Gas Company . . . . . . . . . . . . . . . . . . . . .  Delaware
       Amoco International Petroleum Company . . . . . . . . . . .  Delaware
         Amoco Argentina Oil Company . . . . . . . . . . . . . . .  Delaware

                                                                    Organized
                                                                    Under
                      Company (1)                                   Laws of

         Amoco Trinidad Oil Company. . . . . . . . . . . . . . . .  Delaware
       Amoco Netherlands Petroleum Company . . . . . . . . . . . .  Delaware
         Amoco Netherlands B.V.  . . . . . . . . . . . . . . . . .  Netherlands
       Amoco Nigeria Petroleum Company . . . . . . . . . . . . . .  Delaware
       Amoco Norway Oil Company  . . . . . . . . . . . . . . . . .  Delaware
       Amoco Ob River Petroleum Company  . . . . . . . . . . . . .  Delaware
       Amoco Orient Petroleum Company. . . . . . . . . . . . . . .  Delaware
       Amoco Rocmount Company. . . . . . . . . . . . . . . . . . .  Delaware
       Amoco Sharjah LPG Company . . . . . . . . . . . . . . . . .  Delaware
       Amoco Sharjah Oil Company . . . . . . . . . . . . . . . . .  Delaware
       Amoco Supply and Trading Company. . . . . . . . . . . . . .  Delaware
       Amoco (U.K.) Exploration Company. . . . . . . . . . . . . .  Delaware
       Amoco Trinidad Power Resources Corporation. . . . . . . . .  Delaware
       Coastwise Trading Company, Inc. . . . . . . . . . . . . . .  Delaware
       TOC--Rocky Mountains Inc. . . . . . . . . . . . . . . . . .  Delaware
     Amoco Properties Incorporated . . . . . . . . . . . . . . . .  Delaware
     Amoco Research Corporation. . . . . . . . . . . . . . . . . .  Delaware
   Amoco Chemical (Europe) S.A.  . . . . . . . . . . . . . . . . .  Delaware
     Amoco Chemical U.K. Limited . . . . . . . . . . . . . . . . .  England
       Amoco Fabrics (U.K.) Limited. . . . . . . . . . . . . . . .  England
     Amoco Holding GmbH. . . . . . . . . . . . . . . . . . . . . .  Germany
       Amoco Deutschland GmbH. . . . . . . . . . . . . . . . . . .  Germany
       Amoco Fabrics Europe B.V. . . . . . . . . . . . . . . . . .  Netherlands
   Amoco Realty Company  . . . . . . . . . . . . . . . . . . . . .  Delaware
   Amoco Technology Company. . . . . . . . . . . . . . . . . . . .  Delaware
     Solarex Corporation . . . . . . . . . . . . . . . . . . . . .  Delaware
   AmProp Fiannce Company. . . . . . . . . . . . . . . . . . . . .  Indiana
   AmProp, Inc . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware

   (1) Two hundred sixty-one subsidiaries and twenty-eight 50% or less owned companies accounted for by the equity method are not named. Such subsidiaries and affiliate companies, considered in the aggregate, do not constitute a significant subsidiary.
   (2)  Represents holdings between 10% and 50% inclusive.